Exhibit (j) under N-1A
                                          Exhibit 23 under Item 601/Reg SK




                         CONSENT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
Independence One Mutual Funds:



We consent to the use of our reports dated June 26, 2000, incorporated herein by reference relating to Independence One Equity Plus Fund, Independence One Small Cap Fund, Independence One International Equity Fund, Independence One U.S. Government Securities Fund and Independence One Fixed Income Fund and to the references to our firm under the headings "Financial Highlights" in the prospectus and "Independent Auditors" in the statement of additional information.

                                             KPMG LLP

Boston, Massachusetts
June 26, 2000

                         CONSENT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
Independence One Mutual Funds:



We consent to the use of our reports dated June 26, 2000, incorporated herein by reference relating to Independence One Prime Money Market Fund, Independence One U.S. Treasury Money Market Fund, Independence One Michigan Municipal Cash Fund and to the references to our firm under the headings "Financial Highlights" in the prospectus and "Independent Auditors" in the statement of additional information.

                                            KPMG LLP

Boston, Massachusetts
June 26, 2000

                         CONSENT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
Independence One Mutual Funds:



We consent to the use of our reports dated June 26, 2000, incorporated herein by reference relating to Independence One Equity Plus Fund, Independence One Small Cap Fund, Independence One International Equity Fund, Independence One U.S. Government Securities Fund and Independence One Fixed Income Fund and to the references to our firm under the headings "Financial Highlights" in the prospectus and "Independent Auditors" in the statement of additional information.

                                                KPMG LLP

Boston, Massachusetts
June 26, 2000